Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 25, 2001 incorporated by reference into the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.





                                                     /s/ ARTHUR ANDERSEN LLP
                                                     ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
June 13, 2001


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